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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                September 2, 2005
                                -----------------
                Date of Report (Date of earliest event reported)

                          LINEAR TECHNOLOGY CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   0-14864                  94-2778785
          --------                   -------                  ----------
  (State or other jurisdiction      (Commission              (IRS Employer
       of incorporation)            File Number)          Identification No.)

               1630 McCarthy Boulevard, Milpitas, California 95035
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          (Address of principal executive offices, including zip code)

                                 (408) 432-1900
                                 --------------
               (Registrant's telephone number,including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

     Effective as of close of business on September 2, 2005, Lothar Maier, the Chief Executive Officer of Linear Technology Corporation (the "Company"), was elected to the Company's Board of Directors. A copy of the Company's press release dated September 7, 2005 announcing the election of Mr. Maier to the Company's Board of Directors is attached as Exhibit 99.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On September 2, 2005, prior to and in connection with the appointment of Mr. Maier to the Company's Board of Directors, the Board of Directors, pursuant to its authority under the Company's Certificate of Incorporation, amended
Article III, Section 3.2 of the Company's Bylaws to increase the number of directors from five (5) to six (6), until such time as the number is changed by a bylaw amendment duly adopted by the Board of Directors or the Company's stockholders. A copy of the Company's Bylaws, as amended and restated on September 2, 2005, is attached as Exhibit 3.4

Item 9.01   Financial Statements and Exhibits.


(c) Exhibits.


  Exhibit
   Number                    Description
------------  -----------------------------------------------------------------
    3.4 Bylaws of Linear Technology Corporation, as amended and restated on September 2, 2005.

   99.1 Press release of Linear Technology Corporation, dated September 7, 2005, announcing the election of Lothar Maier to the Company's Board of Directors.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LINEAR TECHNOLOGY CORPORATION.

                                       /s/  Paul Coghlan
                                       -------------------
                                       Paul Coghlan
                                       Vice President, Finance and Chief
                                       Financial Officer

Date:  September 9, 2005

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                                  EXHIBIT INDEX

     3.4 Bylaws of Linear Technology Corporation, as amended and restated on September 2, 2005.

     99.1 Press release of Linear Technology Corporation, dated September 7, 2005, announcing the election of Lothar Maier to the Company's Board of Directors.











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